UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 12, 2010

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

26000 Commercentre Drive, Lake Forest, California 92630

(Address of principal executive offices)

(Zip Code)

(949) 598-9242

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 12, 2010 Primoris Services Corporation, a Delaware corporation (“we,” “us,” “our,” “Primoris” or the “Company”), completed a merger (the “Merger”) with Rockford Holdings Corporation, a privately-held Delaware corporation (“Rockford”).  The Merger was reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 18, 2010.  We are filing this Form 8-K/A (Amendment No. 1) to include the financial statements of Rockford and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.  Except as described above, all other information in and exhibits to the original Form 8-K remain unchanged.

Item 9.01                      Financial Statements and Exhibits.

(a)                   Financial Statements of Business Acquired.

The following financial statements of Rockford are attached as Exhibits 99.2 through 99.5 of this Report and are incorporated by reference herein:

•                  Audited Consolidated Balance Sheets of Rockford as of March 31, 2010, 2009 and 2008, and the related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the years ended March 31, 2010, 2009 and 2008;

•                  Unaudited Interim Consolidated Balance Sheet of Rockford as of September 30, 2010, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2010; and

•                  Unaudited Interim Consolidated Balance Sheet of Rockford as of September 30, 2009, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2009.

(b)                   Pro Forma Financial Information.

The following unaudited pro forma financial information is attached as Exhibit 99.6 of this Report and is incorporated by reference herein:

•                  Unaudited Pro Forma Combined Balance Sheet as of September 30, 2010, and the related Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2010 and the year ended December 31, 2009.

(d)                                                         Exhibits

Exhibit 2.1

Agreement and Plan of Merger, dated November 8, 2010, by and among Primoris Services Corporation, a Delaware corporation, Primoris Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Primoris Services Corporation, Rockford Holdings Corporation, a privately-held Delaware corporation, all of the stockholders of Rockford Holdings Corporation and Christopher S. Wallace as representative of the stockholders of Rockford Holdings Corporation. (1)

Exhibit 10.1	Convertible Promissory Note, dated November 12, 2010, executed by Primoris Services Corporation in favor of certain of the stockholders of Rockford Holdings Corporation. (2)

Exhibit 10.2	Form of Employment Agreement, dated November 5, 2010, by and among Rockford Corporation and Employee. (2)

Exhibit 10.3	Form of Noncompetition Agreement, dated November 5, 2010, by and among Primoris Services Corporation and Employee. (2)

Exhibit 10.4

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and Liberty Mutual Insurance Company. (2)

Exhibit 10.5

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and the PrivateBank and Trust Company. (2)

Exhibit 10.6

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and Michael D. Killgore, as representative of the former members of James Construction Group, LLC. (2)

Exhibit 10.7

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and CNA Surety Corporation. (2)

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Press Release, dated November 9, 2010, issued by Primoris Services Corporation. (1)

Exhibit 99.2

Audited Consolidated Balance Sheets of Rockford Holdings Corporation and Subsidiaries as of March 31, 2010 and 2009, and the related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the years ended March 31, 2010 and 2009.

Exhibit 99.3

Audited Consolidated Balance Sheet of Rockford Holdings Corporation and Subsidiaries as of March 31, 2008, and the related Consolidated Statement of Income, Stockholders’ Equity and Cash Flows for the year ended March 31, 2008.

Exhibit 99.4

Unaudited Interim Consolidated Balance Sheet of Rockford Holdings Corporation as of September 30, 2010, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2010.

Exhibit 99.5

Unaudited Interim Consolidated Balance Sheet of Rockford Holdings Corporation as of September 30, 2009, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2009.

Exhibit 99.6

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2010, and the related Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2010 and the year ended December 31, 2009.

(1)                   Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 12, 2010.

(2)                   Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 18, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: January 24, 2011	By:	/s/ Peter J. Moerbeek
Peter J. Moerbeek
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1

Agreement and Plan of Merger, dated November 8, 2010, by and among Primoris Services Corporation, a Delaware corporation, Primoris Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Primoris Services Corporation, Rockford Holdings Corporation, a privately-held Delaware corporation, all of the stockholders of Rockford Holdings Corporation and Christopher S. Wallace as representative of the stockholders of Rockford Holdings Corporation. (1)

Exhibit 10.1	Convertible Promissory Note, dated November 12, 2010, executed by Primoris Services Corporation in favor of certain of the stockholders of Rockford Holdings Corporation. (2)

Exhibit 10.2	Form of Employment Agreement, dated November 5, 2010, by and among Rockford Corporation and Employee. (2)

Exhibit 10.3	Form of Noncompetition Agreement, dated November 5, 2010, by and among Primoris Services Corporation and Employee. (2)

Exhibit 10.4

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and Liberty Mutual Insurance Company. (2)

Exhibit 10.5

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and the PrivateBank and Trust Company. (2)

Exhibit 10.6

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and Michael D. Killgore, as representative of the former members of James Construction Group, LLC. (2)

Exhibit 10.7

Subordination Agreement, dated November 12, 2010, by and among Primoris Services Corporation, Christopher S. Wallace, as representative of the stockholders of Rockford Holdings Corporation, and CNA Surety Corporation. (2)

Exhibit 23.1	Consent of KPMG LLP

Exhibit 99.1	Press Release, dated November 9, 2010, issued by Primoris Services Corporation. (1)

Exhibit 99.2

Audited Consolidated Balance Sheets of Rockford Holdings Corporation and Subsidiaries as of March 31, 2010 and 2009, and the related Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the years ended March 31, 2010 and 2009.

Exhibit 99.3

Audited Consolidated Balance Sheet of Rockford Holdings Corporation and Subsidiaries as of March 31, 2008, and the related Consolidated Statement of Income, Stockholders’ Equity and Cash Flows for the year ended March 31, 2008.

Exhibit 99.4

Unaudited Interim Consolidated Balance Sheet of Rockford Holdings Corporation as of September 30, 2010, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2010.

Exhibit 99.5

Unaudited Interim Consolidated Balance Sheet of Rockford Holdings Corporation as of September 30, 2009, and the related Unaudited Interim Consolidated Statements of Income, Stockholders’ Equity and Cash Flows for the nine months ended September 30, 2009.

Exhibit 99.6

Unaudited Pro Forma Combined Balance Sheet as of September 30, 2010, and the related Unaudited Pro Forma Combined Statement of Income for the nine months ended September 30, 2010 and the year ended December 31, 2009.

(1)                   Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 12, 2010.

(2)                   Filed with the Commission as an exhibit to our Current Report on Form 8-K on November 18, 2010.